UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[   ]   Preliminary Proxy Statement

[   ]   Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[   ]   Definitive Proxy Statement

[X]   Definitive Additional Materials

[   ]   Soliciting Material Pursuant to §240.14a-12

PARKERVISION, INC.

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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*** Exercise Your Right to Vote ***  Important Notice Regarding the Availability of Proxy Materials for the  Shareholder Meeting to Be Held on July 11, 2017.    Meeting Information    PARKERVISION, INC.    Meeting Type:Annual Meeting  For holders as of:May 15, 2017  Date:   July 11, 2017      Time:   10:00 AM EDT  Location:    ParkerVision, Inc.  7915 Baymeadows Way  Suite 400  Jacksonville, Florida 32256      Meeting live via the Internet-please visit  www.virtualshareholdermeeting.com/PRKR2017.    PARKERVISION, INC.  7915 BAYMEADOWS WAY, SUITE 400  JACKSONVILLE, FL 32256  ATTN: INVESTOR RELATIONS    You are receiving this communication because you hold shares in the company named above.   This is not a ballot.  You cannot use this notice to vote these shares.  This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.  You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).    We encourage you to access and review all of the important information contained in the proxy materials before voting.    E28654-P93696    See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote    How to Access the Proxy Materials    Proxy Materials Available to VIEW or RECEIVE:    NOTICE AND PROXY STATEMENTANNUAL REPORT/10-K    How to View Online:  Have the information that is printed in the box marked by the arrow                                           (located on the following page) and visit: www.proxyvote.com.  How to Request and Receive a PAPER or E-MAIL Copy:  If you want to receive a paper or e-mail copy of these documents, you must request one.  There is NO charge for requesting a copy.  Please choose one of the following methods to make your request:     1)BY INTERNET: www.proxyvote.com  2)BY TELEPHONE: 1-800-579-1639  3)BY E-MAIL*:sendmaterial@proxyvote.com  * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow                                           (located on the following page) in the subject line.    .    XXXX XXXX XXXX XXXX    .    XXXX XXXX XXXX XXXX    Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.  Please make the request as instructed above on or before June 27, 2017 to facilitate timely delivery.    How To Vote    Please Choose One of the Following Voting Methods    E28655-P93696    Vote In Person:  Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.  At the meeting, you will need to request a ballot to vote these shares.  Vote By Internet:    Before The Meeting:Go to www.proxyvote.com.  Have the information that is printed in the box marked by the arrow               (located on the following page) available and follow the instructions.  During The Meeting:Go to www.virtualshareholdermeeting.com/PRKR2017.  Have the  information that is printed in the box  marked by the arrow                                         (located on the following page) available and follow the instructions.  Vote By Mail:  You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.    .    XXXX XXXX XXXX XXXX    .    XXXX XXXX XXXX XXXX

Voting Items    The Board of Directors recommends you vote  FOR the following:    1.Elect three members of the Board of Directors as Class III directors and one member of the Board as a Class II director;    Nominees:    Class III    01)John Metcalf  02)Paul Rosenbaum  03)Robert Sterne       Class II

04)Frank Newman    The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.    2.Approval of an amendment to the articles of incorporation of the Company, as amended, to increase the number of authorized shares of common stock from 20,000,000 shares to 30,000,000 shares;    3.Approval, on an advisory basis, of the Company's named executive officer compensation (“Say-on-Pay”);    4.Approval of an amendment to increase the number of shares reserved for issuance under the ParkerVision 2011 Long-Term Incentive Equity Plan;    5.Ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered certified public accounting firm for the year ending December 31, 2017.    E28656-P93696    NOTE: Such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof. E28657-P93696

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:    KEEP THIS PORTION FOR YOUR RECORDS  DETACH AND RETURN THIS PORTION ONLY    THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.    Signature (Joint Owners)    Date    Signature [PLEASE SIGN WITHIN BOX]    Date      VOTE BY INTERNET   Before The Meeting - Go to www.proxyvote.com  Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.  During The Meeting - Go to www.virtualshareholdermeeting.com/PRKR2017  You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.  VOTE BY PHONE - 1-800-690-6903  Use any touch-tone telephone to transmit your voting instructions up until  11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.  VOTE BY MAIL  Mark, sign and date your proxy card and return it in the postage-paid  envelope we have provided or return it to Vote Processing, c/o Broadridge,  51 Mercedes Way, Edgewood, NY 11717.    PARKERVISION, INC.  7915 BAYMEADOWS WAY, SUITE 400  JACKSONVILLE, FL 32256  ATTN: INVESTOR RELATIONS    E28643-P93696

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E28643-P93696 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PARKERVISION, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Elect three members of the Board of Directors as Class III directors and one member of the Board as a Class II director;	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

Class III

01) John Metcalf
02) Paul Rosenbaum
03) Robert Sterne

Class II

04) Frank Newman

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.

	For	Against	Abstain
2. Approval of an amendment to the articles of incorporation of the Company, as amended, to increase the number of authorized shares of common stock from 20,000,000 shares to 30,000,000 shares;	☐	☐	☐
3. Approval, on an advisory basis, of the Company's named executive officer compensation ("Say-on-Pay");	☐	☐	☐
4. Approval of an amendment to increase the number of shares reserved for issuance under the ParkerVision 2011 Long-Term Incentive Equity Plan;	☐	☐	☐
5. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered certified public accounting firm for the year ending December 31, 2017.	☐	☐	☐

NOTE: Such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

V.1.1

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:  The Notice and Proxy Statement and Annual Report/10-K are available at www.proxyvote.com.

E28644-P93696    PARKERVISION, INC.  Proxy Solicited by the Board of Directors for the Annual Meeting  To Be Held on July 11, 2017    The undersigned Shareholder(s) of ParkerVision, Inc., a Florida corporation (the “Company”), hereby appoint(s) Jeffrey Parker and David Sorrells, or either of them, with full power of substitution and to act without the other, as the agents, attorneys and proxies of the undersigned, to vote the shares standing in the name of the undersigned at the Annual Meeting of Shareholders of the Company to be held on July 11, 2017 and at all adjournments thereof.  This proxy will be voted in accordance with the instructions given on the reverse side. If no instructions are given, this proxy will be voted FOR all of the nominees listed in proposal 1, and FOR proposals 2, 3, 4 and 5. The proxies named above are authorized to vote in their discretion upon other business as may properly come before the Annual Meeting and any adjournments or postponements thereof. This proxy is solicited on behalf of the Board of Directors.    Continued and to be signed on reverse side  V.1.1